SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant To Section 13 or 15(D) of The
                         Securities Exchange Act of 1934


                                 Date of Report
                                November 10, 2003
                       ----------------------------------
                        (Date of earliest event reported)


                             Commission File Number
                                    333-72213


                            BFC Financial Corporation
          -------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

                                     Florida
                           ---------------------------
                            (State of Incorporation)


                                   59-2022158
                 ----------------------------------------------
                      (IRS Employer Identification Number)


                           1750 East Sunrise Boulevard
                               Fort Lauderdale, FL
                                      33304
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (954) 760-5200
                      ------------------------------------
                          Registrant's telephone number

Item 5.     Other Events

     On November 10, 2003, BFC Financial Corporation issued a press release announcing that the Board of Directors has declared a 5 for 4 common stock split effected in the form of a 25% stock dividend payable in Class A Common Stock to BFC Financial Corporation Class A and Class B common stockholders of record at the close of trading on November 17, 2003. The stock split will be payable on December 1, 2003.

Item 7.           Financial Statements and Exhibits
(c)               Exhibits

99.1              Press Release dated November 10, 2003




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BFC Financial Corporation



By:         /s/ Glen R. Gilbert
            -----------------------
Name:       Glen R. Gilbert
Title:      Executive Vice President


Dated: November 10, 2003